AGREEMENT OF LIMITED PARTNERSHIP

                                            OF

                         WESTERN KENTUCKY LITHOTRIPTERS

                               LIMITED PARTNERSHIP

























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                                       iii

W##864200 V2 - WESTERN KY LITHO-LTD PARTNERSH.DOC

                                    AGREEMENT

                             OF LIMITED PARTNERSHIP

                                       OF

               WESTERN KENTUCKY LITHOTRIPTERS LIMITED PARTNERSHIP

                                TABLE OF CONTENTS

                                                                        Page

1.       FORMATION........................................................1
         ---------


2.       NAME.............................................................1
         ----


3.       OFFICES..........................................................1
         -------


4.       PURPOSE..........................................................2
         -------


5.       TERM.............................................................2
         ----


6.       CERTAIN DEFINED TERMS............................................2
         ---------------------


7.       CAPITAL CONTRIBUTIONS AND DILUTION OFFERINGS.....................6
         --------------------------------------------


8.       GUARANTIES.......................................................7
         ----------


9.       CONDITIONS TO THE CAPITAL CONTRIBUTIONS OF CERTAIN
                 LIMITED PARTNERS.........................................7



10.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GENERAL
                 PARTNER..................................................7



11.      ADMISSION OF LIMITED PARTNERS....................................8
         -----------------------------


12.      CAPITAL ACCOUNTS.................................................9
         ----------------


13.      ALLOCATIONS.....................................................10
         -----------


14.      DISTRIBUTIONS...................................................14
         -------------


l5.      RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS......................14
         ------------------------------------------


15.      LIMITED LIABILITY...............................................16
         -----------------


16.      TRANSFER OF INTERESTS AND ADMISSION OF PARTNERS.................16
         -----------------------------------------------


17.      OPTIONAL PURCHASE OF LIMITED PARTNERSHIP INTERESTS ON
                        CERTAIN EVENTS...................................20


18.      SALE, ASSIGNMENT OR OTHER TRANSFER OF THE GENERAL PARTNER'S
                         INTEREST........................................26


19.      TERMINATION OF THE SERVICES OF THE GENERAL PARTNER..............27
         --------------------------------------------------


20.      MANAGEMENT AND OPERATION OF BUSINESS............................28
         ------------------------------------


21.      RESERVES.........................................................31
         --------


22.      INDEMNIFICATION AND EXCULPATION OF THE GENERAL PARTNER...........31
         ------------------------------------------------------


23.      DISSOLUTION OF THE PARTNERSHIP...................................31
         ------------------------------


24.      DISTRIBUTION UPON DISSOLUTION....................................33
         -----------------------------


25.      BOOKS OF ACCOUNT, RECORDS AND REPORTS............................33
         -------------------------------------


26.      NOTICES..........................................................35
         -------


27.      AMENDMENTS.......................................................35
         ----------


28.      LIMITATIONS ON AMENDMENTS........................................35
         -------------------------


29.      MEETINGS, CONSENTS AND VOTING....................................36
         -----------------------------


30.      SUBMISSIONS TO THE LIMITED PARTNERS..............................36
         -----------------------------------


31.      ADDITIONAL DOCUMENTS.............................................36
         --------------------


32.      SURVIVAL OF RIGHTS...............................................36
         ------------------


33.      INTERPRETATION AND GOVERNING LAW.................................37
         --------------------------------


34.      SEVERABILITY.....................................................37
         ------------


35.      AGREEMENT IN COUNTERPARTS........................................37
         -------------------------


36.      THIRD PARTIES....................................................37
         -------------


37.      POWER OF ATTORNEY................................................37
         -----------------


38.      ARBITRATION......................................................38
         -----------


39.      CREDITORS........................................................38
         ---------



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                                    SCHEDULES

Schedule A  -  Schedule of Partnership Interests


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W##864200 V2 - WESTERN KY LITHO-LTD PARTNERSH.DOC

THE LIMITED PARTNERSHIP INTERESTS REPRESENTED BY THIS LIMITED PARTNERSHIP AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNDER THE KENTUCKY REVISED STATUTES, AS AMENDED, OR REGISTERED UNDER SIMILAR LAWS OR ACTS OF OTHER STATES IN RELIANCE UPON EXEMPTIONS UNDER SUCH LAWS. IN ADDITION, NO TRANSFERS OF LIMITED PARTNERSHIP INTERESTS MAY BE MADE WITHOUT COMPLIANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE 17 BELOW.

                                    AGREEMENT

                             OF LIMITED PARTNERSHIP

                                       OF

                         WESTERN KENTUCKY LITHOTRIPTERS

                               LIMITED PARTNERSHIP

                  THIS AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") is made as of April 7, 2000, by and among PRIME LITHOTRIPTER OPERATIONS, INC., a New York corporation and a wholly-owned subsidiary of Prime Medical Services, Inc., a Delaware corporation (the "General Partner"), and persons listed on Schedule A attached hereto as the Limited Partners.

1.       FORMATION.
         ---------

                  The Partnership was formed pursuant to the filing in the Office of the Secretary of State of Kentucky on or about November 24, 1999 of a Certificate of Limited Partnership in accordance with the provisions of the Act.

2.       NAME.
         ----

     2.1 The name of the Partnership is "Western Kentucky Lithotripters Limited Partnership."

                  2.2 The Partnership business shall be conducted under such names as the General Partner may from time to time deem necessary or advisable, provided that appropriate amendments to this Agreement and all necessary filings under applicable assumed or fictitious name statutes or the Act are first obtained.

3.       OFFICES.
         -------

                  3.1 The initial principal office of the Partnership shall be at 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746, or at such other place as the General Partner may, from time to time, designate by notice to the Limited Partners (the "Records Office").


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                                        3

W##864200 V2 - WESTERN KY LITHO-LTD PARTNERSH.DOC
                  3.2 The Partnership may have such additional offices as the General Partner may, from time to time, deem necessary or advisable.

4.       PURPOSE.
         -------

                  The purpose and business of the Partnership shall be: (i) to acquire and operate two or more extracorporeal shock-wave lithotripters (or any other renal stone treatment equipment) for the treatment of renal stones primarily in Kentucky in the counties of Christian, Daviess, Henderson, Hopkins, McCracken and Warren or in such other location(s) as the General Partner may determine, in its sole discretion, to be in the best interests of the Partnership; (ii) to acquire and operate in the future any other urological device or equipment; provided, that such equipment as of the date of acquisition by the Partnership has received FDA premarket approval; (iii) to acquire an interest in any business entity, including, without limitation, a limited partnership, limited liability company or corporation, that engages in any business activity described in this Article 4; and (iv) to engage in any and all activities incidental or related to the foregoing, upon and subject to the terms and conditions of this Agreement.

5.       TERM.
         ----

                  The Partnership shall terminate on December 31, 2049, unless sooner terminated as herein provided.

6.       CERTAIN DEFINED TERMS.
         ---------------------

                  Certain terms used in this Agreement shall have the following meanings:

     Act. The Act means the Kentucky Revised Uniform Limited Partnership Act, as then in effect.

                  Affiliate. An Affiliate is (i) any person, partnership, corporation, association or other legal entity ("person") directly or indirectly controlling, controlled by or under common control with another person; (ii) any person owning or controlling 10% or more of the outstanding voting interest of such other person; (iii) any officer, director or partner of such person; and
(iv) if such other person is an officer, director or partner, any entity for which such person acts in such capacity.

     Agreement. This Agreement of Limited Partnership, as the same may be amended from time to time.

     Bank.  First Citizens Bank & Trust Company,  its successor in interest,  or
any  other  commercial   financial   institution   providing  financing  to  the
Partnership.

     Capital Account. The Partnership capital account of a Partner as computed pursuant to Article 12 of this Agreement.

                  Capital Contributions. All capital contributions made by a Partner or his predecessor in interest which shall include, without limitation, contributions made pursuant to Article 7 of this Agreement.

     Capital Transaction. Any transaction which, were it to generate proceeds, would produce Partnership Sales Proceeds or Partnership Refinancing Proceeds.

     Code. The Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent, superseding revenue laws.

                  Dilution Offering. As provided in Article 7.4 of this Agreement, the future offering of additional limited partnership interests in the Partnership as determined by the General Partner. Except as otherwise provided in Article 7.4, any successful Dilution Offering will proportionately reduce the Percentage Interests of the then current Partners in the Partnership.

     Domestic Proceeding. Any divorce, annulment, separation or similar domestic proceeding between a married couple.

                  Equipment. The equipment used in the operation of the Lithotripter Systems, including the mobile transport vehicles, the lithotripters and miscellaneous medical equipment and supplies, and any similar additional equipment acquired by the Partnership in the future.

                  FDA.  The United States Food and Drug Administration.
                  ---

     General Partner. The general partner of the Partnership, Prime Lithotripter Operations, Inc., a New York corporation and a wholly-owned subsidiary of Prime Medical Services, Inc., a Delaware corporation.

                  Guaranty. The Guaranty Agreement pursuant to which each Limited Partner will guarantee a portion of the Partnership's obligations to the Bank under the Loan. The form of the Guaranty Agreement is included in the Subscription Packet accompanying the Memorandum.

     Initial Limited Partner. Joseph Jenkins, M.D., a resident of North Carolina and an Affiliate of the General Partner. The Initial Limited Partner is to be the only limited partner of the Partnership until such time as the new Limited Partners are admitted to the Partnership, at which time the Initial Limited Partner shall withdraw from the Partnership.

                  Limited Partners. The Limited Partners are those investors in the Units admitted to the Partnership and any person admitted as a Limited Partner in accordance with the provisions of this Agreement.

     Lithotripters. The extracorporeal shock-wave lithotripters to be acquired by the Partnership and any replacements therefor or additional lithotripters to be purchased by the Partnership.

     Lithotripter   Systems.  The  mobile  transport  vehicles  and  operational
Lithotripters.

                  Loan. The loan of up to $597,840 from the Bank to the Partnership. Loan proceeds will be used by the Partnership to (i) acquire one new transportable extracorporeal shock-wave lithotripter with options (estimated at $400,000), (ii) acquire one new transport vehicle to transport the new Lithotripter from site to site (estimated at $70,000), (iii) acquire one used Dornier HM-3 model lithotripter housed in a mobile trailer, and a used tractor truck (estimated in the aggregate at $94,000) and (iv) pay sales taxes on the purchase of the Lithotripter Systems (estimated at $33,840).

     Losses. The net loss (including Net Losses from Capital Transactions) of the Partnership for each Year of the Partnership as determined for federal income tax purposes.

                  Majority in Interest of the Limited Partners. The Limited Partners who hold more than 50% of the Percentage Interests in the Partnership held by the Limited Partners.

     Memorandum.   The  Confidential   Private   Placement   Memorandum  of  the
Partnership dated December 15, 1999, as amended or as supplemented.

                  Net Gains from Capital Transactions. The gains realized by the Partnership as a result of or upon any sale, exchange, condemnation or other disposition of the capital assets of the Partnership (which assets shall include Code Section 1231 assets) or as a result of or upon the damage or destruction of such capital assets.

                  Net Losses from Capital Transactions. The losses realized by the Partnership as a result of or upon any sale, exchange, condemnation or other disposition of the capital assets of the Partnership (which shall include Code
Section 1231 assets) or as a result of or upon the damage or destruction of such capital assets.

     Offering. The offer to potential investors of 80 Units pursuant to the Memorandum.

     Partners. The General Partner and the Limited Partners, collectively, where no distinction is required by the context in which the term is used herein.

     Partnership. Western Kentucky Lithotripters Limited Partnership, a Kentucky limited partnership.

                  Partnership Cash Flow. For the applicable period, the excess, if any, of (A) the sum of (i) all gross receipts from any source for such period, other than from Partnership loans, Capital Transactions and Capital Contributions, and (ii) any funds released by the Partnership from previously established reserves, over (B) the sum of (i) all cash expenses paid by the Partnership for such period; (ii) the amount of all payments of principal on loans to the Partnership; (iii) capital expenditures of the Partnership; and
(iv) such reasonable reserves as the General Partner shall deem necessary or prudent to set aside for future repairs, improvements or equipment replacement or additions, or to meet working capital requirements or foreseen or unforeseen future liabilities and contingencies of the Partnership; provided, however, that the amounts referred to in (B)(i), (ii) and (iii) above shall be taken into account only to the extent not funded by Capital Contributions, loans or paid out of previously established reserves. Such term shall also include all other funds deemed available for distribution and designated as "Partnership Cash Flow" by the General Partner.

     Partnership Interest. The interest of a Partner in the Partnership as defined by the Act and this Agreement.

                  Partnership Refinancing Proceeds. The cash realized from the refinancing of Partnership assets after retirement of any secured loans and less
(i) payment of all expenses relating to the transaction and (ii) establishment of such reasonable reserves as the General Partner shall deem necessary or prudent to set aside for future repairs, improvements, or equipment replacement or additions, or to meet working capital requirements or foreseen or unforeseen future liabilities or contingencies of the Partnership.

                  Partnership Sales Proceeds. The cash realized from the sale, exchange, casualty or other disposition of all or a portion of Partnership assets after the retirement of all secured loans and less (i) the payment of all expenses related to the transaction and (ii) establishment of such reasonable reserves as the General Partner shall deem necessary or prudent to set aside for future repairs, improvements, or equipment replacement or additions, or to meet working capital requirements or foreseen or unforeseen future liabilities or contingencies of the Partnership.

                  Percentage Interest. The interest of each Partner in the Partnership, to be determined initially in the case of a Limited Partner by reference to his Unit ownership based upon the Limited Partners holding an aggregate 80% Percentage Interest in the Partnership, with each initial Unit sold representing an initial 1% interest. The General Partner will initially own a 20% Percentage Interest in the Partnership. A Partner's Percentage Interest may be reduced by a future Dilution Offering. The Partners' Percentage Interests in the Partnership as of the date hereof are as set forth in Schedule A attached hereto. Any future adjustments in the Partners' Percentage Interests, due to future Dilution Offerings or otherwise, will also be reflected by amendments to Schedule A.

     Profit. The net income of the Partnership (including Net Gains from Capital Transactions) for each Year of the Partnership as determined for federal income tax purposes.

                  Pro  Rata  Basis.   In   connection   with  an  allocation  or
distribution, an allocation or distribution in proportion to the respective Percentage Interests of the class of Partners to which reference is made.

     Sales Agency Agreement. The sales agency agreement through which MedTech Investments, Inc., an Affiliate of the General Partner and a broker-dealer company registered with the Securities and Exchange commission and a member of the National Association of Securities Dealers, Inc. shall offer and sell the limited partnership interest of the Partnership pursuant to the Memorandum.

     Sales Commission. The $250 sales commission paid to MedTech Investments, Inc. for each Unit sold.

                  Service.  The Internal Revenue Service.


                  Units. The 80 equal limited partner interests in the Partnership offered pursuant to the Memorandum for a price per Unit of $2,500 in cash, plus a personal guaranty of 1% of the Partnership's obligations under the Loan (up to a $5,978.40 principal guaranty obligation).

     Year. An annual accounting period ending on December 31 of each year during the term of the Partnership.

7.       CAPITAL CONTRIBUTIONS AND DILUTION OFFERINGS.
         --------------------------------------------

                  7.1 General Partner Contribution. On or before the date of this Agreement, the General Partner will contribute to the capital of the Partnership cash in the amount equal to 20% (up to $50,000) of the total cash contributed to the Partnership by the Partners in the Offering made pursuant to the Memorandum.

                  7.2 Limited Partner Contribution. Each Limited Partner hereby agrees to contribute and shall contribute to the capital of the Partnership on the date of his admission to the Partnership the cash amount set forth opposite his name on Schedule A attached hereto.

     7.3 No Interest. Except as otherwise provided herein, no interest shall be paid on any contribution to the capital of the Partnership.

                  7.4 Dilution Offerings. If the General Partner and a Majority in Interest of the Limited Partners determine that it is in the best interest of the Partnership, the General Partner may, from time to time, offer, sell and issue, for and on behalf of the Partnership, additional limited partnership interests in the Partnership (a "Dilution Offering") to investors who are not already Limited Partners ("Qualified Investors"). The primary purpose of any Dilution Offering would be to raise additional capital for any legitimate Partnership purpose as set forth in Article 4. Any limited partnership interests offered by the Partnership in a Dilution Offering shall be sold in the manner and according to the terms prescribed in the sole discretion of the General Partner; provided, however, that any additional limited partnership interests offered in a Dilution Offering will be sold for a price no lower than the highest cash price for which proportionate limited partnership interests in the Partnership have been previously sold by the Partnership unless otherwise determined by a vote of the General Partner and a Majority in Interest of the Limited Partners. Any sale of additional limited partnership interests will result in the proportionate dilution of the Percentage Interests of the existing Partners. Notwithstanding the above, in the event of a Dilution Offering, the General Partner may elect, in its sole discretion, to prevent dilution of its Percentage Interest by either contributing additional capital to the Partnership or purchasing additional limited partnership interests in any Dilution Offering. Limited Partners shall have no right to purchase additional limited partner interests in any Dilution Offering or to make additional capital contributions or take any other action to prevent dilution of their Percentage Interests. Any investor acquiring a limited partnership interest in a Dilution Offering shall agree to be bound by the terms of this Agreement, and shall be automatically admitted as a Limited Partner of the Partnership. Any adjustment in the Partners' Percentage Interests resulting from a Dilution Offering shall be set forth on an amended Schedule A to be attached hereto.

8.       GUARANTIES.
         ----------

                  Each Partner agrees to execute and deliver to the Partnership on the date of his admission to the Partnership a Guaranty in the amount set forth opposite his name on Schedule A attached hereto.

9.       CONDITIONS TO THE CAPITAL CONTRIBUTIONS OF CERTAIN LIMITED PARTNERS.
         -------------------------------------------------------------------

                  The obligations of any Limited Partners acquiring their Partnership Interests in the Offering or a Dilution Offering to make cash Capital Contributions hereunder are subject to the condition that the representations, warranties, agreements and covenants of the General Partner set forth in Article 10 of this Agreement are and shall be true and correct or have been and will have been complied with in all material respects on the date such Capital Contributions are required to be made, except to the extent that any such representation or warranty expressly pertains to an earlier date.

10.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GENERAL PARTNER.
         ----------------------------------------------------------------

     10.1 The General Partner hereby represents and warrants to the Limited Partners that:

     (a) The Partnership is a limited partnership formed in accordance with and validly existing under the Act and the other applicable laws of the State of Kentucky;

                  (b) The interests in the Partnership of the Limited Partners will have been duly authorized or created and validly issued and the Limited Partners shall have no personal liability to contribute money to the Partnership other than the amounts agreed to be contributed by them in the manner and on the terms set forth in this Agreement, subject, however, to such limitations as may be imposed under the Act;

                  (c) Except as disclosed in the Memorandum or documentation prepared in connection with a Dilution Offering, no material breach or default adverse to the Partnership exists under the terms of any other material agreement affecting the Partnership; and

                  (d) The General Partner is a New York corporation formed and existing under the laws of the State of New York.

10.2 The General Partner hereby covenants to the Limited Partners that:

     (a) It will at all times act in a fiduciary manner with respect to the Partnership and the Limited Partners;

     (b) Except as provided in Article 19, it will serve as the General Partner of the Partnership until the Partnership is terminated without reconstitution; and
                  (c) It will cause the Partnership to carry adequate public liability, property damage and other insurance as is customary in the business to be engaged in by the Partnership.

11.      ADMISSION OF LIMITED PARTNERS.
         -----------------------------

                  The General Partner may permit the offer and sale of limited partnership interests on the terms and conditions provided in the Memorandum or future Dilution Offerings and may admit persons subscribing for interests as Limited Partners in the Partnership on the terms and conditions set forth in this Article 11.

                  (a) The General Partner shall have approved of the admission of said person in writing on such terms and conditions as the General Partner shall determine;

                  (b)  Said  person  shall  have  executed  such   documents  or
         instruments as the General Partner may deem necessary or desirable to effect his admission as a Limited Partner;

     (c) Said person shall have accepted and adopted all of the terms and provisions of this Agreement, as then amended;

                  (d) Said person (if a corporation) shall deliver to the General Partner a certified copy of a resolution of its Board of Directors authorizing it to become a Limited Partner under the terms and conditions of this Agreement; and

                  (e) Said person, upon request by the General Partner, shall pay such reasonable expenses as may be incurred in connection with its admission as a Limited Partner.

12.      CAPITAL ACCOUNTS.
         ----------------

                  A Capital Account shall be established for each Partner and shall at all times be determined and maintained in accordance with the Final Treasury Regulations under Section 704(b) of the Code, as the same may be amended. A Partner shall not be entitled to withdraw any part of his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 14 and 25.

                  (a)      Each Partners' Capital Account shall be increased by:

     (i) The amount of his Capital Contribution pursuant to Article 7; and

     (ii) The amount of Profits allocated to him pursuant to Article 13; and

                           (iii) The Partner's pro rata share (determined in the
                  same manner as such Partner's share of Profits and Losses allocated pursuant to Article 13 hereof) of any income or gain exempt from tax.

                  (b)      Each Partner's Capital Account shall be decreased by:

     (i) The amount of Losses allocated to him pursuant to Article 13; and

     (ii) The amount of Partnership Cash Flow, Partnership Sales Proceeds and Partnership Refinancing Proceeds distributed to him pursuant to Article 14; and

                           (iii) The Partner's pro rata share of any other expenditures of the Partnership which are not deductible in computing Partnership Profits or Losses and which are not added to the tax basis of any Partnership property, including, without limitation, expenditures described in Section 705(a)(2)(B) of the Code. The Partner's pro rata share of such expenditures shall be determined in the same manner as such Partner's share of Profits and Losses allocated pursuant to
                  Article 13.

13.      ALLOCATIONS

     (a) Nonrecourse Deductions. Nonrecourse Deductions shall be allocated among the Partners in accordance with their respective Percentage Interests.

                  (b) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

                  (c)      Profits and Losses.
                           ------------------

                           (i) The Profits and Losses of the  Partnership  shall
                  be allocated among the Partners in accordance with their respective Percentage Interests. In allocating Profits and Losses, Net Gains and Losses from Capital Transactions (a part of Profits and Losses), if any, shall be allocated first.

                           (ii) In no event shall Losses be allocated under this
                  Article 13(c) to a Limited Partner if and to the extent that such allocation would cause, as of the end of the Year, the negative balance in such Limited Partner's Capital Account to exceed such Limited Partner's share of Partnership Minimum Gain plus such Limited Partner's share, if any, of Partner
                  Minimum Gain. Any Losses which are not allocated to the Limited Partner by virtue of the application of the preceding sentence shall be allocated to the General Partner. For purposes of this Article 13(c), a Partner's Capital Account shall be treated as reduced by Qualified Income Offset Items as provided in Article 13(d)(iii). All items of income, gain, loss, deduction, or credit shall be allocated among the
                  Partners proportionately. Further, notwithstanding the foregoing, after giving effect to the special allocations in
                  Article 13(d), the General Partner shall be allocated at least 1% of all items of income, gain, loss, deduction or credit.

     (d) Special Allocations. The following special allocations shall be made:

                           (i) Partnership Minimum Gain Chargeback.  If there is
                  a net decrease in Partnership Minimum Gain during any Year, each Partner shall be specially allocated items of Partnership income and gain for such Year (and, if necessary, subsequent Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g)(2). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f). This
                  Article 13(d)(i) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith.

                           (ii) Partner Minimum Gain Chargeback. Notwithstanding
                  any other provision of this Article 13 except Article 13(d)(i), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(f), shall be specially allocated items of Partnership income and gain for such Year (and, if necessary, subsequent Years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, to the extent required by and determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(4). This Article 13(d)(ii) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith.

                           (iii) Qualified Income Offset. If any Partner unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4) through (6) which causes or increases a deficit balance in such Partner's Capital Account (adjusted for this purpose in the manner provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the deficit Capital Account of such Partner as quickly as possible, provided that an allocation pursuant to this Article 13(d)(iii) shall be made if and only to the extent that such Partner would have a deficit Capital Account after all other allocations provided for in this Article 13 have been tentatively made as if this Article 13(d)(iii) were not in the Agreement. This provision is intended to be a "qualified income offset," as defined in Treasury Regulations Section 1.704-1(b)(2)(ii)(d), such Regulation being specifically incorporated herein by reference.

                           (iv) Sales Commission.  The Sales Commission shall be
                  allocated to the Units which are not held by the General Partner and its Affiliates and are acquired in the Offering in proportion to the respective capital contributions represented by such Units (i.e., $250 in Sales Commissions per each such Unit). The purpose of this Article 13(d)(iv) is to allocate the Sales Commission to those Partners who actually bore the burden of paying the Sales Commission.

     (e) Ordering Provision. In applying the provisions of Articles 13 and 14 with respect to distributions and allocations, the following ordering of priorities shall apply:

     (i) Capital Accounts shall be deemed to be reduced by Qualified Income Offset Items.

     (ii) Capital Accounts shall be reduced by Distributions of Partnership Cash Flow under Article 14(a).

     (iii) Capital Accounts shall be reduced by Distributions of Partnership Sales Proceeds and Partnership Refinancing Proceeds under Article 14(b).

     (iv) Capital Accounts shall be increased by any Minimum Gain Chargeback under Articles 13(d)(i) and (ii).

     (v) Capital Accounts shall be increased by any Qualified Income Offset under Article 13(d)(iii).

     (vi) Capital Accounts shall be reduced by allocations of Nonrecourse Deductions under Article 13(a).

                           (vii)   Capital   Accounts   shall  be   reduced   by
                  allocations of Partner Nonrecourse Deductions under Article 13(b).

                           (viii)   Capital   Accounts  shall  be  increased  by
                  allocations of Profits under Article 13(c).

     (ix)  Capital  Accounts  shall be reduced by  allocations  of Losses  under
Article 13(c).

                  To the maximum extent permitted under the Code, allocations of Profits and Losses shall be modified so that the Partners' Capital Accounts reflect the amount they would have reflected if adjustments required by Articles 13(d)(i), (ii) and (iii) had not occurred.

                  (f)  Allocations  Between  Transferor and  Transferee.  In the
         event of the transfer (other than the pledges of the General Partner's interest permitted by Article 19 or Permitted Pledges described in
         Article 17.2(b)) of all or any part of a Partner's interest (in accordance with the provisions of this Agreement) in the Partnership at any time other than at the end of a Year, or the admission of a new Partner (in accordance with the terms of this Agreement), the transferring Partner or new Partner's share of the Partnership's income, gain, loss, deductions and credits, as computed both for accounting purposes and for federal income tax purposes, shall be allocated between the transferor Partner and the transferee Partner (or Partners), or the new Partner and the other Partners, as the case may be, in the same ratio as the number of days in such Year before and after the date of the transfer or admission; provided, however, that if there has been a sale or other disposition of the assets of the Partnership (or any part thereof) during such Year, then the General Partner may elect, in its sole discretion, to treat the periods before and after the date of the transfer or admission as separate Years and allocate the Partnership's net income, gain, net loss, deductions and credits for each of such deemed separate Years. Notwithstanding the foregoing, the Partnership's "allocable cash basis items," as that term is used in Section 706(d)(2)(B) of the Code, shall be allocated as required by Section 706(d)(2) of the Code and the regulations thereunder.

                  (g) Tax Withholding. The Partnership shall be authorized to pay, on behalf of any Partner, any amounts to any federal, state or local taxing authority, as may be necessary for the Partnership to comply with tax withholding provisions of the Code or the other income tax or revenue laws of any taxing authority. To the extent the Partnership pays any such amounts that it may be required to pay on behalf of a Partner, such amounts shall be treated as a cash distribution to such Partner and shall reduce the amount otherwise distributable to such Partner.

14.      DISTRIBUTIONS.
         -------------

                  (a) Distribution of Partnership Cash Flow. Partnership Cash Flow shall be distributed to the Partners within 60 days after the end of each Year, or earlier in the discretion of the General Partner, in proportion to their respective Percentage Interests at the time of distribution.

                  (b)  Distribution  of  Partnership  Refinancing  Proceeds  and
         Partnership Sales Proceeds. Partnership Refinancing Proceeds and Partnership Sales Proceeds shall be distributed to the Partners within 60 days of the Capital Transaction giving rise to such proceeds, or earlier in the discretion of the General Partner, in proportion to their respective Percentage Interests at the time of distribution.

                  (c) Distribution in Liquidation. Upon liquidation of the Partnership, all of the Partnership's property shall be sold and Profits and Losses allocated accordingly. Proceeds from the liquidation of the Partnership shall be distributed in accordance with Article 25.

                  l5.      RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.
                           ------------------------------------------

                  15.1 Management. The Limited Partners shall not take part in the management of the business, nor transact any business for the Partnership, nor shall they have power to sign for or to bind the Partnership. The Partnership may, however, contract with one or more Limited Partners to act as the local medical director(s) of the Lithotripter Systems. No Limited Partner may withdraw from the Partnership except as expressly permitted herein.

                  15.2 Operation of Lithotripter Systems. The Limited Partners shall not operate or utilize the Partnership Lithotripter Systems or other Partnership equipment except pursuant to (i) an agreement with the Partnership; or (ii) any other arrangement specifically approved by the General Partner.

                  15.3 Outside Activities. The Limited Partners agree that they owe fiduciary duties to the Partnership and, as a consequence, each Limited Partner (that is not the General Partner or an Affiliate of the General Partner) agrees that he shall not engage in "Outside Activities" (as defined below) in the "Market Area" (as defined below) while he is a Limited Partner in the Partnership and shall otherwise be subject to the provisions of this Article
15.3. The phrase "Outside Activities" means directly or indirectly owning, leasing or subleasing a lithotripter (or any similar equipment or competing devices used for treating renal or biliary stone disease) or any other therapeutic equipment acquired by the Partnership. Prohibited indirect ownership shall include without limitation the direct or indirect ownership of any interest in a business venture (through stock ownership, partnership interest ownership, ownership by or through a close family member, or as otherwise determined in good faith by the General Partner) involving the ownership, purchase, lease, sublease, promotion, management or operation of a lithotripter (or similar equipment or competing devices used for treating renal or biliary stone disease) or other competing device or equipment, unless the General Partner determines that such activity by the Limited Partners is not detrimental to the best interests of the Partnership. Notwithstanding the above, Outside Activities shall not include (i) ownership of less than 1% of the capital stock (calculated on a fully diluted basis) of a corporation whose stock is publicly owned or regularly traded on any public exchange, (ii) any ownership interest in an entity engaging in an Outside Activity acquired before the date hereof; provided, that the Limited Partner may not increase or enhance any such previously held investment during the term of the Partnership, and (iii) any other activity determined by the General Partner, in its sole discretion, not to be detrimental to the best interests of the Partnership.

                  Upon the termination or transfer of a Limited Partner's interest in the Partnership for any reason, including a transfer pursuant to
Article 18.3 hereof, the withdrawing Limited Partner shall not, for a period of two (2) years following the date of withdrawal, engage in any Outside Activities in any "Market Area" in which the Partnership is transacting business or within the prior twelve months has transacted business (the "Restricted Facilities"). For the purposes of this Article 15.3, the term "Market Area" shall mean (i) the area within a fifty (50) mile radius of any Restricted Facility, but if such area is determined by a court of competent jurisdiction to be too broad, then it shall mean (ii) the area within a thirty (30) mile radius of any Restricted Facility, but if such area is determined by a court of competent jurisdiction to be too broad then it shall mean (iii) the area within a fifteen (15) mile radius of any Restricted Facility.

                  In the event a Limited Partner wishes and intends to engage in an Outside Activity in a Market Area, he must provide written notice of such intent to the General Partner prior to engaging in the Outside Activity. The written notice shall be deemed an election by the Limited Partner to withdraw from the Partnership (the "Notice of Withdrawal"), and shall give the General Partner the purchase rights as provided in Article 18.3 hereof. After the Notice of Withdrawal, the former Limited Partner may engage in an Outside Activity in the Market Area only after waiting the period of two years specified in this
Article 15.3. In the event of breach of the waiting period, the Partnership shall be entitled to any remedy at law or equity with respect to such breach, including without limitation an injunction or suit for damages.

                  If a Limited Partner during his participation in the Partnership engages in an Outside Activity in a Market Area without first notifying the General Partner in violation of this Article 15.3, the Limited Partner shall be deemed to have given a Notice of Withdrawal on the date the General Partner first becomes aware of the Limited Partner's Outside Activity in the Market Area. Upon receiving a Limited Partner's Notice of Withdrawal or equivalent thereof, the Partnership may invoke the purchase rights provided in
Article 18.3 and shall be entitled to any other remedy at law or equity including without limitation an injunction or suit for damages.

                  15.4 Disclosure of Confidential Information. Each Limited Partner acknowledges and agrees that his participation in the Partnership under this Agreement necessarily involves his understanding of and access to certain trade secrets and other confidential information pertaining to the business of the Partnership. Accordingly, each Limited Partner (other than the General Partner and its Affiliates that may also hold Limited Partner Partnership Interests) agrees that at all times during his participation in the Partnership as a Limited Partner and thereafter, he will not, directly or indirectly, without the express written authority of the Partnership, unless required by law or directed by a applicable legal authority having jurisdiction over the Limited Partner, disclose or use for the benefit of any person, corporation or other entity (other than the Partnership), or the Limited Partner, (i) any trade, technical, operational, management or other secrets, any patient or customer lists or other confidential or secret data, or any other proprietary, confidential or secret information of the Partnership or (ii) any confidential information concerning any of the financial arrangements, financial condition, hospital or physician contracts, third party payor arrangements, quality assurance and outcome analysis programs, competitive status, customer or supplier matters, internal organizational matters, technical abilities, or other business affairs of or relating to the Partnership. The Limited Partners (other than the General Partner and its Affiliates that may also hold Limited Partner Partnership Interests) acknowledge that all of the foregoing constitutes proprietary information, which is the exclusive property of the Partnership. In the event of breach of this Article 15.4 as determined by the General Partner, the Partnership shall be entitled to any remedy at law or equity with respect to such breach, including without limitation, an injunction or suit for damages.

15.      LIMITED LIABILITY.
         -----------------

                  No Limited Partner shall be required to make any contribution to the capital of the Partnership except as set forth in Article 7, nor shall any Limited Partner in his capacity as such, be bound by, or personally liable for, any expense, liability or obligation of the Partnership except to the extent of his (i) interest in the Partnership; (ii) Guaranties of Partnership obligations; and (iii) obligation to return distributions made to him under certain circumstances as required by the Act.

16.      TRANSFER OF INTERESTS AND ADMISSION OF PARTNERS.
         -----------------------------------------------

                  17.1     Transferability.
                           ---------------

                  (a) The term "transfer" when used in this Agreement with respect to a Partnership Interest includes a sale, assignment, gift, pledge, exchange or any other disposition (but does not include the issuance of new Partnership Interests pursuant to a Dilution Offering);

                  (b)  Except  as  otherwise  provided  in this  Article  17 and
         Article 19, the General Partner shall not at any time transfer or assign its interest or obligation as General Partner;

                  (c) The Partnership Interest of any Limited Partner shall not be transferred, in whole or in part, except in accordance with the conditions and limitations set forth in Articles 17.2 or 18;

                  (d) The transferee of a Partnership Interest by assignment, operation of law or otherwise, shall have only the rights, powers and privileges enumerated in Article 17.3 or otherwise provided by law and may not be admitted to the Partnership as a Limited Partner except as provided in Article 17.4 or as a General Partner except as provided in
         Article 17.5;

                  (e) Notwithstanding any provision herein to the contrary, the Partnership Agreement shall in no way restrict the issuance or transfers of stock of the General Partner or the merger of the General Partner with another person or entity; and

                  (f) Notwithstanding any provision herein to the contrary, the issuance of Partnership Interests pursuant to a Dilution Offering and the admission of new Limited Partners pursuant to a Dilution Offering shall be governed by the provisions of Article 7.4 of this Agreement.

                  17.2     Restrictions on Transfers by Limited Partners.
                           ---------------------------------------------

                  (a) All or part of a Partnership Interest may be transferred by a Limited Partner only with the prior written approval of the General Partner, which approval may be granted or denied in the sole discretion of the General Partner.

                  (b) The General Partner shall not approve any transfer of a Partnership Interest, except a pledge of any Partnership Interest by the General Partner to any bank, insurance company or other financial institution to secure payment of indebtedness (a "Permitted Pledge"), or otherwise unless the proposed transferee shall have furnished the General Partner with a sworn statement that:

     (i) The proposed transferee proposes to acquire his Partnership Interest as a principal, for investment and not with a view to resale or distribution;

                           (ii) The proposed  transferee meets such requirements
                  regarding sophistication, income and net worth as required by applicable state and federal securities laws;

                           (iii) The proposed  transferee has met such net worth
                  and income suitability standards as have been established by the General Partner;

                           (iv) The proposed transferee recognizes that investment in the Partnership involves certain risks and has taken full cognizance of and understands all of the risk factors related to the purchase of a Partnership Interest; and

     (v) The proposed transferee has met all other requirements of the General Partner for the proposed transfer.

                  (c) Other than in the case of a Permitted Pledge, a transfer of a Partnership Interest may be made only if, prior to the date thereof, the Partnership upon request receives an opinion of counsel, satisfactory in form and substance to the General Partner, that neither the offering nor the proposed transfer will require registration under federal or applicable state securities laws or regulations.

                  17.3 Rights of Transferee. Unless admitted to the Partnership in accordance with Article 17.4, 17.5 or 20, the transferee of a Partnership Interest or a part thereof or any right, title or interest therein shall not be entitled to any of the rights, powers, or privileges of his predecessor in interest, except that he shall be entitled to receive and be credited or debited with his proportionate share of Partnership income, gains, Profits, Losses, deductions, credits or distributions.

                  17.4 Admission of Limited Partners. Except as otherwise provided in Article 18, the General Partner, or the transferee of all or part of the Partnership Interest of either a General Partner or a Limited Partner, may be admitted to the Partnership as a Limited Partner upon furnishing to the General Partner all of the following:

                  (a) The written approval of a Majority in Interest of all of the Limited Partners (except the assignor Partner), or the assignor Partner alone, which approval may be granted or denied in the sole discretion of such Partners or Partner (as the case may be);

     (b) The written approval of the General Partner, which approval may be granted or denied in the sole discretion of the General Partner;

                  (c) Acceptance, in a form satisfactory to the General Partner, of all the terms and conditions of this Agreement and any other documents required in connection with the operation of the Partnership pursuant to the terms of this Agreement;

     (d) A properly executed power of attorney substantially identical to that contained in Article 38;

     (e) Such other documents or instruments as may be required in order to effect his admission as a Limited Partner; and

     (f) Payment of such reasonable expenses as may be incurred in connection with his admission as a Limited Partner.

     17.5 Admission of General Partners. A Limited Partner, or the transferee of all or part of the Partnership Interest of the General Partner, may be admitted to the Partnership as a general partner upon furnishing to the General Partner all of the following:

                  (a) The written consent of both the General Partner and a Majority in Interest of the Limited Partners, which consent may be granted or denied in the sole discretion of the Partners;

                  (b) Such financial statements, guarantees or other assurances as the General Partner may require with regard to the ability of the proposed general partner to fulfill the financial obligations of a general partner hereunder;

                  (c) Acceptance, in form satisfactory to the General Partner, of all the terms and provisions of this Agreement and any other documents required in connection with the operation of the Partnership pursuant to the terms of this Agreement;

     (d) A certified copy of a resolution of its Board of Directors (if it is a corporation) authorizing it to become a general partner under the terms and conditions of this Agreement;

     (e) A power  of  attorney  substantially  identical  to that  contained  in
Article 38;

     (f) Such other documents or instruments as may be required in order to effect its admission as a general partner; and

     (g) Payment of such reasonable expenses as may be incurred in connection with its admission as a general partner.

                  Notwithstanding the above, a transferee that controls or is controlled by the General Partner or one or more of its Affiliates that receives all or part of the Partnership Interest of the General Partner may be admitted to the Partnership as a general partner upon complying with all the provisions of Article 17.5 except for subparagraph 17.5(a). As long as such transferee either controls or is controlled by the General Partner or one or more of its Affiliates, no Limited Partner consents will be required to admit such transferee as a general partner to the Partnership.

                  17.6 Amendment of Certificate of Limited Partnership and Qualification. The General Partner shall take all steps necessary and appropriate to prepare and record any amendments to the Certificate of Limited Partnership, as may be necessary or appropriate from time to time to comply with the requirements of the Act, including, without limitation, upon the admission to the Partnership of any general partner pursuant to the provisions of Article 17.5, and may for this purpose exercise the power of attorney delivered to the General Partner pursuant to Article 17.5 or 38. In addition, the General Partner shall take all steps necessary and appropriate to prepare and record any and all documents necessary to qualify the Partnership to do business in jurisdictions where the Partnership is doing business, and may for this purpose exercise the power of attorney delivered to the General Partner pursuant to Articles 17.4,
17.5 or 38.

                  17.7 Fundamental Changes. In the event a plan is approved by the General Partner and a Majority in Interest of the Limited Partners providing for the merger or consolidation of the Partnership with another person or entity, or the sale of all or substantially all of the Partnership Interests, including without limitation the exchange of Partnership Interests for equity interests in another person or entity or for cash or other consideration or combination thereof, then and in such event, the Limited Partners shall be obligated to take or refrain from taking, as the case may be, such actions as the plan may provide, including, without limitation, executing such instruments, and providing such information as the General Partner shall reasonably request. Any plan described in this Article 17.7 may also effect an amendment to the Partnership Agreement or the adoption of a new partnership agreement in connection with the merger of the Partnership with another person or entity as provided in Section 362.546(5) of the Act. The plan may also provide that the General Partner and its Affiliates shall receive fees for services rendered in connection with the operation of the Partnership or any successor entity following the consummation of the transactions described in the plan, and neither the Partnership nor the Partners shall have any right by virtue of this Agreement in the income derived therefrom. Any securities or other consideration to be distributed to the Partners pursuant to the plan shall be distributed in the manner set forth in Article 25(c) as though the Partnership were being liquidated. For this purpose only, the fair market value of the securities or other consideration to be received pursuant to the plan shall be treated as "Profits" and the capital accounts of the Partners shall be increased in the manner provided in Article 13(c)(i). No Partner shall be entitled to any dissent, appraisal or similar rights in connection with a plan contemplated by this Article 17.7.

                  17.8 Withdrawal of Initial Limited Partner. Upon the date the first Limited Partner is admitted to the Partnership in accordance with Article 11 of this Agreement, the Initial Limited Partner shall withdraw from the Partnership, and thereupon his Capital Contribution shall be returned and his Partnership Interest canceled and reallocated to the Limited Partners.

17.      OPTIONAL PURCHASE OF LIMITED PARTNERSHIP INTERESTS ON CERTAIN EVENTS.
         --------------------------------------------------------------------

                  18.1 Death. Upon the death of a Limited Partner, the deceased Limited Partner's executor, administrator, or other legal or personal representative shall give written notice of that fact to the General Partner. The General Partner shall have the option to purchase at the Closing (as defined below) the Partnership Interest of the deceased Limited Partner (whose executor, administrator or other legal or personal representative shall then become obligated to sell such Partnership Interest) at the price determined in the manner provided in Article 18.7 of this Agreement and on the terms and conditions provided in Article 18.8 of this Agreement. The General Partner shall have a period of thirty (30) days following the date of notice of the death of the Limited Partner (the "Option Period") within which to notify in writing the deceased Limited Partner's executor, administrator or other legal or personal representative, whether the General Partner wishes to purchase all or a portion of the Partnership Interest of the deceased Limited Partner. If the General Partner does not elect to purchase the entire Partnership Interest of the deceased Limited Partner before the expiration of the Option Period and in the manner provided herein, the portion of the Partnership Interest not purchased shall be held by the deceased Limited Partner's executor, administrator or other legal representative pursuant to the terms of this Agreement. The General Partner, in its sole discretion, may elect to assign its rights to purchase the Partnership Interest of a deceased Limited Partner under this Article 18.1 to the Partnership and, in such case, the Partnership shall have the same rights as provided for the General Partner under this Article 18.1.

                  18.2 Bankruptcy, Insolvency or Assignment for Benefit of Creditors of a Limited Partner. In the event that an involuntary or voluntary proceeding under the Federal Bankruptcy Code, as amended, is filed for or against any Limited Partner, or if any Limited Partner shall make an assignment for the benefit of his creditors, or if any Limited Partner has a receiver or custodian appointed for his assets, or any Limited Partner generally fails to pay his debts when due, the insolvent Limited Partner shall give written notice (the "Notice of Insolvency") to the General Partner of the commencement of any such proceeding or the occurrence of such event within five days of the first notice to him of such commencement or occurrence of such event. The General Partner shall have the option to purchase at the Closing (as defined below) the Partnership Interest of the insolvent Limited Partner (which the insolvent Limited Partner or his trustee, custodian, receiver or other personal or legal representative, as the case may be, shall then become obligated to sell) at the price determined in the manner provided in Article 18.7 of this Agreement and on the terms and conditions provided in Article 18.8 of this Agreement. The General Partner shall have a period of thirty (30) days following the date of the Notice of Insolvency (the "Option Period") within which to notify in writing the insolvent Limited Partner or his trustee, custodian, receiver, or other legal or personal representative, whether the General Partner wishes to purchase all or a portion of the Partnership Interest of the insolvent Limited Partner. If the General Partner does not elect to purchase the entire Partnership Interest of the insolvent Limited Partner before the expiration of the Option Period and in the manner provided herein, the portion of the Partnership Interest not purchased shall be held by the insolvent Partner, his trustee, custodian, receiver or other legal or personal representative pursuant to the terms of this Agreement. The General Partner, in its sole discretion, may elect to assign its rights to purchase the Partnership Interest of an insolvent Limited Partner under this Article 18.2 to the Partnership and, in such case, the Partnership shall have the same rights as provided for the General Partner under this
Article 18.2.

                  18.3 Breach of Article 15.3. In the event the General Partner either receives a Notice of Withdrawal as provided in Article 15.3 or receives notice of a breach of Article 15.3 by or with respect to a Limited Partner (the "Competing Limited Partner"), the General Partner may elect, in its sole discretion, to treat such event as a default under this Agreement and enforce the provisions of this Article 18.3. If the General Partner elects to enforce the provisions of this Article 18.3, the General Partner shall give written notice of such election (the "Notice of Default") to the Competing Limited Partner. The General Partner shall have the option to purchase at the Closing (as defined below) the Partnership Interest of the Competing Limited Partner (which the Competing Limited Partner shall then become obligated to sell) at the price determined in the manner provided in Article 18.7 of this Agreement and on the terms and conditions provided in Article 18.8 of this Agreement. The General Partner shall have a period of thirty (30) days following the date it sends the Notice of Default (the "Option Period") within which to notify in writing the Competing Limited Partner, whether the General Partner wishes to purchase all or a portion of the Partnership Interest of the Competing Limited Partner. If the General Partner does not elect to purchase the entire Partnership Interest of the Competing Limited Partner before the expiration of the Option Period and in the manner provided herein, the portion of the Partnership Interest not purchased shall be held by the Competing Limited Partner pursuant to the terms of this Agreement. The General Partner, in its sole discretion, may elect to assign its rights to purchase the Partnership Interest of a Competing Limited Partner under this Article 18.3 to the Partnership and, in such case, the Partnership shall have the same rights as provided for the General Partner under this Article 18.3.

                  18.4 Domestic Proceeding. In the event that a spouse of a Limited Partner commences against a Limited Partner, or a Limited Partner is named in, a Domestic Proceeding, the Limited Partner shall give written notice (the "Notice of Domestic Proceeding") to the General Partner of the commencement of any such proceeding within five days of the first notice to him of such commencement. The General Partner shall have the option to purchase at the Closing (as defined below) the Partnership Interest of the Limited Partner involved in the Domestic Proceeding (which the Limited Partner shall then become obligated to sell), at the price determined in the manner provided in Article
18.7 of this Agreement and on the terms and conditions provided in Article 18.8 of this Agreement. The General Partner shall have a period of thirty (30) days following the date of the Notice of Domestic Proceeding (the "Option Period") within which to notify in writing the Limited Partner involved in the Domestic Proceeding, whether the General Partner wishes to purchase all or a portion of the Partnership Interest of such Limited Partner. If the General Partner does not elect to purchase the Partnership Interest of the Limited Partner involved in the Domestic Proceeding before the expiration of the Option Period and in the manner provided herein, the portion of the Partnership Interest not purchased shall be held by such Limited Partner pursuant to the terms of this Agreement. The General Partner, in its sole discretion, may elect to assign its rights to purchase the Partnership Interest of the Limited Partner involved in the Domestic Proceeding under this Article 18.4 to the Partnership and, in such case, the Partnership shall have the same rights as provided for the General Partner under this Article 18.4.

                  18.5 Divestiture Option. If state or federal regulations or laws are enacted or applied, or if any other legal developments occur, which, in the opinion of the General Partner adversely affect (or potentially adversely affect) the operation of the Partnership (e.g., the enactment or application of prohibitory physician self-referral legislation against the Partnership or its Partners), the General Partner shall promptly either, in its sole discretion,
(i) take the steps outlined in this Article 18.5 to divest the Limited Partners of their Partnership Interests, or (ii) dissolve the Partnership as provided in
Article 24.1(e). If the General Partner chooses option (i), it shall deliver a written notice to all of the Limited Partners (the "Notice of Election") and purchase such Partnership Interests for its own account. The purchase price to be paid for each Partnership Interest shall be determined in the manner as provided in Article 18.7 and shall be on the terms and conditions as provided in
Article 18.8. The transfer of the Partnership Interests, the payment of the purchase price and the assumption of the Limited Partners' obligations under their respective Guaranties (as provided in Article 18.7) shall be made at such time as determined by the General Partner to be in the best interests of the Partnership and its Limited Partners. Each Limited Partner hereby makes, constitutes and appoints the General Partner, with full power of substitution, his true and lawful attorney-in-fact, to take such actions and execute such documents on his behalf to effect the transfer of his Partnership Interest as provided in this Article 18.5. The foregoing power of attorney shall not be affected by the subsequent incapacity, mental incompetence, dissolution or bankruptcy of any Limited Partner.

                  18.6  Default  under  Guaranties.  Notwithstanding  any  other provision in this Article 18 to the contrary, if any of the events outlined in Articles 18.1 or 18.2 or any other defaulting event outlined in the Guaranty (the "Defaulting Events") should occur with respect to a Limited Partner (the "Defaulting Limited Partner"), and the General Partner determines (in its sole discretion) that such event may result in default and acceleration of an obligation secured by the Guaranty unless another guarantor acceptable to the Lender can be substituted in the place of the Defaulting Limited Partner, then the General Partner shall have the right to immediately take the steps as outlined in this Article 18.6 to prevent such default. Upon the General Partner receiving notice of a Defaulting Event as provided above, the General Partner, in its sole discretion, shall immediately have the right to either (i) sell the entire Partnership Interest of the Defaulting Limited Partner to an investor approved of by the General Partner, (ii) purchase for its own account the entire Partnership Interest of the Defaulting Limited Partner, or (iii) sell the entire Partnership Interest of the Defaulting Limited Partner to one or more of the other Limited Partners. The Defaulting Limited Partner shall sell his Partnership Interest to the purchaser at the purchase price determined in the manner as provided in Article 18.7 and on the terms and conditions as provided in Article 18.8. The transfer of the Partnership Interest, the payment of the purchase price, and the assumption of the Defaulting Limited Partner's obligations under his Guaranty (as provided in Article 18.7), shall be made at such time as determined by the General Partner in order to avoid the default and acceleration of the obligation secured by the Guaranty. Each Limited Partner hereby makes, constitutes and appoints the General Partner, with full power of substitution, his true and lawful attorney-in-fact, to take such actions and execute such documents on his behalf to effect the transfer of his Partnership Interest as provided in this Article 18.6, in the event such Limited Partner becomes a Defaulting Limited Partner.

                  18.7 Purchase Price. The purchase price to be paid for the Partnership Interest of any Limited Partner whose interest is being purchased pursuant to the provisions of Articles 18.1, 18.2, 18.3, 18.4, 18.5 or 18.6 (the "Selling Limited Partner") shall be determined in the manner provided in this
Article 18.7. The purchase price for a Partnership Interest purchased pursuant to the provisions of Article 18.1 shall be an amount equal to the greater of (i) two (2) times the aggregate distributions made with respect to such Partnership Interest pursuant to Article 14(a) during the twelve-month period ending on the Valuation Date (as defined below), or (ii) the Selling Limited Partner's share of the Partnership's book value determined in the manner described below; provided, however, that the purchase price under either method (i) or (ii) shall not exceed the fair market value of the Partnership Interest. The purchase price for a Partnership Interest purchased pursuant to the provisions of Articles 18.2, 18.3, 18.4, 18.5 or 18.6 shall be an amount equal to the lesser of (a) the fair market value of the Selling Limited Partner's Partnership Interest on the Valuation Date (prorated in the event that only a portion of his or her
Partnership Interest is being purchased) as determined by an Appraiser (as defined below) selected by the General Partner, or (b) the Selling Limited Partner's share of the Partnership's book value, if any (prorated in the event that only a portion of his or her Partnership Interest is being purchased) as reflected by the Capital Account of the Selling Limited Partner (unadjusted for any appreciation in Partnership assets or amounts due and payable to the Partnership as account receivables, and as reduced by depreciation deductions claimed by the Partnership for tax purposes) as of the Valuation Date (as defined below), and if as of the date of the Closing the Selling Limited Partner still has an outstanding personal obligation under the Guaranty (the "Obligation"), the assumption of the portion of the Obligation as is equal to the portion of the Partnership Interest being purchased. The General Partner, in its sole discretion, may pursue both of the above valuation methods and choose the lesser value of the two as indicated above, or may designate and follow only one of the methods in calculating the purchase price. For purposes of this
Article 18.7, the term "Appraiser" shall mean an independent appraiser who is qualified in appraising limited partnership interests and who has at least five years experience. In determining fair market value, the Appraiser shall take into consideration any outstanding indebtedness, liabilities, liens and obligations of the Partnership and the relative Partnership Interests and capital accounts of all Partners, as well as applying any customary discounts for lack of liquidity and control. Such appraisal shall be conducted in accordance with professional appraisal standards. The valuation of the Appraiser shall be conclusive and binding upon the Partnership, the purchaser and the Selling Limited Partner and his representatives. The determination of the Selling Limited Partner's Capital Account or aggregate distributable amount on the Valuation Date (as defined below) shall be made by the Partnership's internal accountant (the "Partnership Accountant") upon a review of the Partnership books of account, and a formal audit is expressly waived. Although the Partnership shall use the accrual method of accounting, for the purposes of this Section 18.7, the cash method of accounting shall be used for determining the Capital Account of the Selling Limited Partner. The statement of the Partnership Accountant with respect to the Capital Account or aggregate distributable amount of the Selling Limited Partner on the Valuation Date shall be binding and conclusive upon the Partnership, the purchaser and the Selling Limited Partner and his representatives. The Valuation Date means the last day of the month immediately preceding the month in which occurs: (i) the death of a Selling Limited Partner, in the case of a purchase by reason of death; (ii) the bankruptcy or insolvency of a Selling Limited Partner, in the case of a purchase by reason of such bankruptcy or insolvency; (iii) the Notice of Withdrawal or breach of Article 15.3 as provided in Article 18.3 in the case of a purchase by reason thereof; (iv) the commencement of the Domestic Proceeding, in the case of a purchase by reason thereof; (v) the Notice of Election as provided in Article 18.5, in the case of a purchase by reason thereof; or (vi) the notice of Defaulting Event as provided in Article 18.6, in the case of a purchase occurring by reason of one of such events. Any Limited Partner whose Partnership Interest is purchased pursuant to the provisions of Article 18.1, 18.2, 18.3, 18.4, 18.5 or 18.6 shall be entitled only to the purchase price which shall be paid at the Closing in cash (or by certified or cashier's check) and shall not be entitled to any Partnership distributions made after the Valuation Date. In the event the purchase price for the Selling Limited Partner's Partnership Interest includes the assumption of a portion of the Obligation, the purchaser shall indemnify the Selling Limited Partner from such portion of the Obligation, and take such steps deemed necessary by the General Partner to formally evidence the assumption of such portion of the Obligation, including without limitation, executing such documents and providing such financial information to the Bank (as the case may be) to evidence the assumption of such portion of the Obligation, and obtain if possible, the release of the Selling Limited Partner from such portion of the Obligation. Notwithstanding the above, in the event of a purchase of a Partnership Interest by the Partnership, the Partnership shall not be obligated to assume the Obligation of the Selling Limited Partner. The transfer of a Partnership Interest of a Selling Limited Partner shall be deemed to occur as of the Valuation Date and the Selling Limited Partner shall have no voting or other rights as a Limited Partner after such date. The purchaser shall be entitled to any distributions attributable to the transferred interest after the Valuation Date and the Partnership shall have the right to deduct the amount of any such distributions made to the Selling Limited Partner after the Valuation Date from the purchase price.

                  18.8     Closing.
                           -------

                  18.8.1 Closing of Purchase and Sale. The Closing of any purchase and sale of a Partnership Interest pursuant to Article 18.1, 18.2, 18.3, 18.4, 18.5 or 18.6 of this Agreement shall take place at the principal office of the Partnership, or such other place designated by the General Partner, on the date determined as follows (the "Closing"):

                  (a) In the case of a purchase and sale occurring by reason of the death of a Limited Partner as provided in Article 18.1 of this Agreement, the Closing shall be held on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) next following the last to occur of:

     (i) Qualification of the executor or personal administrator of the deceased Limited Partner's estate;

     (ii) The date on which any necessary determination of the purchase price of the Partnership Interest to be purchased has been made; or

     (iii) The date that coincides with the close of the Option Period.

                  (b) In the case of a purchase and sale occurring by reason of the occurrence of one of the events described in Articles 18.2, 18.3 or
         18.4 of this Agreement, the Closing shall be held on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) next following the later to occur of:

     (i) The date on which any necessary determination of the purchase price of the Partnership Interest to be purchased has been made; or

     (ii) The date that coincides with the close of the Option Period.

                  (c) In the case of a purchase and sale occurring by reason of the occurrence of one of the events described in either Article 18.5 or 18.6, the Closing shall be held as soon as possible following the determination of the purchase price.

         At the Closing, although not necessary to effect the transfer, the Selling Limited Partner shall concurrently with tender and receipt of the applicable purchase price, deliver to the purchaser duly executed instruments of transfer and assignment, assigning good and marketable title to the portion or portions of the Selling Limited Partner's entire Partnership Interest thus purchased, free and clear from any liens or encumbrances or rights of others therein. The parties acknowledge that occurrence of any of the triggering events described in Article 18.1, 18.2, 18.3, 18.4, 18.5 or 18.6 and compliance with all the Articles of this Agreement, except the execution of the transfer documents by the Selling Limited Partner as provided above in this
         Article 18.8.1, are sufficient to effect the complete transfer of the Selling Limited Partner's Partnership Interest and the Selling Limited Partner shall be deemed to consent to admission of the transferee as a substitute Limited Partner. Notwithstanding the date of the Closing or whether a Closing is successfully held, the transfer of a Partnership Interest of a Selling Limited Partner shall be deemed to occur as of the Valuation Date as defined in Article 18.7. The deemed transfer is effective regardless of whether the Selling Limited Partner performs the duties set forth in this Article 18.8.1.

                  18.8.2 Terms and Conditions of Purchase. The Partnership Interest of a Limited Partner shall not be transferred to any Partner unless the requirements of Articles 17.2 and 17.4 (b) through (f) are satisfied with respect to it. The purchaser shall be liable for all obligations and liabilities connected with that portion of the
         Partnership Interest transferred to it unless otherwise agreed in writing.

18.      SALE, ASSIGNMENT OR OTHER TRANSFER OF THE GENERAL PARTNER'S INTEREST.
         --------------------------------------------------------------------

                  19.1 The General Partner may not mortgage, pledge, hypothecate, transfer, sell, assign or otherwise dispose of all or any part of its interest in the Partnership, whether voluntarily, by operation of law or otherwise (the foregoing actions being hereafter collectively referred to as "Transfers" or singularly as a "Transfer") except as permitted by this Article.

                  19.2 If the General Partner makes a Transfer (other than a mortgage, pledge or hypothecation) of its general partner interest in the Partnership pursuant to this Article, it shall be liable for all obligations and liabilities incurred by it as the general partner of the Partnership on or before the effective date of such Transfer, but shall not be liable for any obligations or liabilities of the Partnership arising after the effective date of the Transfer.

     19.3 No Transfer by the General Partner shall be permitted unless:

                  (a) Counsel for the Partnership shall have rendered an opinion that none of the actions taken in connection with such Transfer will cause the Partnership to be classified other than as a partnership for federal income tax purposes or will cause the termination or dissolution of the Partnership under state law; and

                  (b) Such documents or instruments, in form and substance satisfactory to counsel for the Partnership, shall have been executed and delivered as may be required in the opinion of counsel for the Partnership to effect fully any such Transfer.

                  Notwithstanding the foregoing provisions of this Article 19.3, the General Partner may pledge its interest in the Partnership to any bank, insurance company or other financial institution to secure payment of indebtedness.

19.      TERMINATION OF THE SERVICES OF THE GENERAL PARTNER.
         --------------------------------------------------

                  If the General Partner shall be finally adjudged by a court of competent jurisdiction to be liable to the Limited Partners or the Partnership for any act of gross negligence or willful misconduct in the performance of its duties under the terms of this Agreement, the General Partner may be removed and another substituted with the consent of all of the Limited Partners. Such consent shall be evidenced by a certificate of removal signed by all of the Limited Partners. In the event of removal, the new general partner shall succeed to all of the powers, privileges and obligations of the General Partner, and the General Partner's interest in the Partnership shall become that of a Limited Partner, and the General Partner shall maintain its same Percentage Interest in the Partnership notwithstanding anything contained in the Act to the contrary. In addition, in the event of removal, the new general partner shall take all steps necessary and appropriate to prepare and record an amendment to the Certificate of Limited Partnership to reflect the removal of the General Partner and the admission of such new general partner.

20.      MANAGEMENT AND OPERATION OF BUSINESS.
         ------------------------------------

                  21.1 All decisions with respect to the management of the business and affairs of the Partnership shall be made by the General Partner.

                  21.2 The General Partner shall be under no duty to devote all of its time to the business of the Partnership, but shall devote only such time as it deems necessary to conduct the Partnership business and to operate and manage the Partnership in an efficient manner.

                  21.3 The General Partner may charge to the Partnership all ordinary and necessary costs and expenses, direct and indirect, attributable to the activities, conduct and management of the business of the Partnership. The costs and expenses to be borne by the Partnership shall include, but are not limited to, all expenditures incurred in acquiring and financing the Equipment or other Partnership property, legal and accounting fees and expenses, salaries of employees of the Partnership, consulting and quality assurance fees paid to independent contractors, insurance premiums and interest.

                  21.4 In addition to, and not in limitation of, any rights and powers covenanted by law or other provisions of this Agreement, and except as limited, restricted or prohibited by the express provisions of this Agreement, the General Partner shall have and may exercise on behalf of the Partnership all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purposes, business and objectives of the Partnership. Such powers shall include, without limitation, the following:

     (a) Subject to the applicable limitations set forth in Article 21.5(a), to conduct the Offering and any Dilution Offering on behalf of the Partnership;

                  (b) Subject to the limitations set forth in Article 21.5(c), to acquire on behalf of the Partnership (i) two or more fixed base or mobile lithotripsy systems, including the Lithotripter Systems, (ii) any other assets related to the provision of lithotripsy services, or
         (iii) any other assets or equipment or an interest in another entity consistent with the purposes of the Partnership as provided in Article 4 (collectively, the "Additional Assets"), at such times and at such price and upon such terms, as the General Partner deems to be in the best interest of the Partnership;

                  (c) To purchase, hold, manage, lease, license and dispose of Partnership assets, including the purchase, exchange, trade or sale of the Partnership's assets at such price, or amount, for cash, securities or other property and upon such terms, as the General Partner deems to be in the best interest of the Partnership; provided, that should the Partnership assets be exchanged or traded for securities or other property (the "Replacement Property") the General Partner shall have the same powers with regard to the Replacement Property as it does towards the traded property;

     (d) To exercise the option of the General Partner or the Partnership to purchase a Limited Partner's Partnership Interest pursuant to Article 18;

     (e)  To  determine  the  travel   itinerary  and  site  locations  for  the
Lithotripter Systems or other Partnership technology;

                  (f) Subject to the limitations set forth in Article 21.5(c), to borrow money for any Partnership purpose (including the acquisition of the Additional Assets) and, if security is required therefor, to subject to any security device any portion of the property for the Partnership, to obtain replacements of any other security device, to prepay, in whole or in part, refinance, increase, modify, consolidate or extend any encumbrance or other security device;

                  (g) To deposit, withdraw, invest, pay, retain (including the establishment of reserves in order to acquire the Additional Assets) and distribute the Partnership's funds in any manner consistent with the provisions of this Agreement;

                  (h)      To institute and defend actions at law or in equity;

                  (i) To enter into and carry out contracts and agreements and any or all documents and instruments and to do any and all such other things as may be in furtherance of Partnership purposes or necessary or appropriate to the conduct of the Partnership activities;

     (j) To execute, acknowledge and deliver any and all instruments which may be deemed necessary or convenient to effect the foregoing;

                  (k) To engage or retain one or more persons to perform acts or provide materials as may be required by the Partnership, at the Partnership's expense, and to compensate such person or persons at a rate to be set by the General Partner, provided that the compensation is at the then prevailing rate for the type of services and materials provided, or both. Any person, whether a Partner, an Affiliate of a Partner or otherwise, including without limitation the General Partner, may be employed or engaged by the Partnership to render services and provide materials, including, but not limited to, management services, professional services, accounting services, quality assessment services, legal services, marketing services, maintenance services or provide materials; and if such person is a Partner or an Affiliate of a Partner, he shall be entitled to, and shall be paid compensation for said services or materials, anything in this Agreement to the contrary notwithstanding, provided that the compensation to be received for such services or materials is competitive in price and terms with then prevailing rate for the type of services and/or materials provided. The Partnership, pursuant to the terms of a Management Agreement, will contract with Lithotripters, Inc., a North Carolina Corporation and an Affiliate of the General Partner (the "Management Agent"), with respect to the supervision and coordination of the management and administration of the day-to-day operations of the Partnership's business for a monthly fee equal to the greater of 7% of net Partnership Cash Flow per month, or $5,000 per month. All costs incurred by the Management Agent under the Management Agreement shall be paid or reimbursed by the Partnership directly. The Partnership may also contract with healthcare facilities and/or qualified physicians desiring to use its Lithotripter Systems for the treatment of patients. Owning an interest in the Partnership shall not be a condition to using the Lithotripter Systems. The General Partner and its Affiliates (including the Management Agent) may engage in or possess an interest in other business ventures of any nature and description independently or with others, including, but not limited to, the operation of a fixed-base or mobile lithotripsy unit, whether or not such business ventures are in direct or indirect competition with the Partnership, and neither the Partnership nor the Partners shall have any right by virtue of this Agreement in and to said independent ventures or to the income or profits derived therefrom.

                  21.5 Notwithstanding the provisions of Article 21.4 above, the General Partner shall have the authority to take the following actions only if it first receives the prior written consent of a Majority in Interest of the Limited Partners:

     (a) Offer and sell additional limited partnership interests in the Partnership pursuant to a Dilution Offering as described in Article 7.4 hereof;

     (b)   Institute   and  carry  out  any  plan   providing  for  the  merger,
consolidation or sale of Partnership  Interests or any other actions outlined in
Article 17.7 hereof; or

                  (c) Incurring any single capital expenditure, any long-term debt or any single borrowing of the Partnership during any twelve month period in excess of $100,000.

                  21.6 Notwithstanding the provisions of Articles 21.4 and 22.5, and in addition to other acts expressly prohibited or restricted by this Agreement, the Act or by other applicable laws, the General Partner shall have no authority to act on behalf of the Partnership in:

     (a) Doing any act in contravention of this Agreement or the Partnership's Certificate of Limited Partnership;

     (b) Doing any act which would make it impossible to carry on the ordinary business of the Partnership;

     (c) Possessing or in any manner dealing with the Partnership's property or assigning the rights of the Partnership in the Partnership's property for other than Partnership purposes;

     (d) Admitting a person as a Limited Partner or a General Partner except as provided in this Agreement; or

                  (e) Performing any act (other than an act required by this Agreement or any act taken in good faith reliance upon counsel's opinion) which would, at the time such act occurred, subject any Limited Partner to liability as a general partner in any jurisdiction.

21.      RESERVES.
         --------

                  The General Partner may cause the Partnership to create a reserve account to be used exclusively for repairs and acquisition of Additional Assets and for any other valid Partnership purpose. The General Partner shall, in its sole discretion, determine the amount of payments to such reserve.

22.      INDEMNIFICATION AND EXCULPATION OF THE GENERAL PARTNER.
         ------------------------------------------------------

                  23.1 The General Partner is accountable to the Partnership as a fiduciary and consequently must exercise good faith and integrity in handling Partnership affairs. The General Partner and its Affiliates shall have no liability to the Partnership which arises out of any action or inaction of the General Partner or its Affiliates if the General Partner or its Affiliates, in good faith, determined that such course of conduct was in the best interest of the Partnership and such course of conduct did not constitute gross negligence or willful misconduct of the General Partner or its Affiliates. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of gross negligence or willful misconduct on the part of the General Partner or its Affiliates.

                  23.2 The General Partner shall not be liable for the return of the Capital Contributions of the Limited Partners, and upon dissolution, Limited Partners shall look solely to the assets of the Partnership.

23.      DISSOLUTION OF THE PARTNERSHIP.
         ------------------------------

     24.1 The Partnership shall be dissolved and terminated and its business wound up upon the occurrence of any one of the following events:

                  (a)      The expiration of its term on December 31, 2049;

                  (b) The  filing  by, on  behalf  of, or  against  the  General
         Partner of any petition or pleading, voluntary or involuntary, to declare the General Partner bankrupt under any bankruptcy law or act, or the commencement in any court of any proceeding, voluntary or involuntary, to declare the General Partner insolvent or unable to pay its debts, or the appointment by any court or supervisory authority of a receiver, trustee or other custodian of the property, assets or business of the General Partner or the assignment by it of all or any part of its property or assets for the benefit of creditors, if said action, proceeding or appointment is not dismissed, vacated or otherwise terminated within ninety (90) days of its commencement;

     (c) The determination of the General Partner and a Majority in Interest of the Limited Partners that the Partnership should be dissolved;

                  (d) The occurrence of an event described in a plan approved by the General Partner and a Majority in Interest of the Limited Partners pursuant to Article 17.7 resulting in the dissolution of the Partnership;

     (e) The election of the General Partner to dissolve the Partnership following the occurrence of an event described in Article 18.5;

                  (f) Except as otherwise provided in any plan approved by the General Partner and a Majority in Interest of the Limited Partners pursuant to Article 17.7, the sale, exchange or other disposition of all or substantially all of the property of the Partnership without making provision for the replacement thereof; and

                  (g) The dissolution, retirement, resignation, death, disability or legal incapacity of a general partner, and any other event resulting in the dissolution or termination of the Partnership under the laws of the State of Kentucky.

                  24.2  Notwithstanding  the  provisions  of Article  24.1,  the
Partnership shall not be dissolved and terminated upon the retirement, resignation, bankruptcy, assignment for the benefit of creditors, dissolution, death, disability or legal incapacity of a general partner, and its business shall continue pursuant to the terms and conditions of this Agreement, if any general partner or general partners remain following such event; provided that such remaining general partner or general partners are hereby obligated to continue the business of the Partnership. If no general partner remains after the occurrence of such event, the business of the Partnership shall continue pursuant to the terms and conditions of this Agreement, if, within ninety (90) days after the occurrence of such event, a Majority in Interest of the Limited Partners agree in writing to continue the business of the Partnership, and, if necessary, to the appointment of one or more persons or entities to be substituted as the general partner. In the event the Limited Partners agree as provided above to continue the business of the Partnership, the new general partner or general partners shall succeed to all of the powers, privileges and obligations of the General Partner, and the General Partner's interest in the Partnership shall become a Limited Partner's interest hereunder. Furthermore, in the event a remaining general partner or the Limited Partners, as the case may be, agree to continue the business of the Partnership as provided herein, the remaining general partner or the newly appointed general partner or general partners, as the case may be, shall take all steps necessary and appropriate to prepare and record an amendment to the Certificate of Limited Partnership to reflect the continuation of the business of the Partnership and the admission of a new general partner or general partners, if any.

24.      DISTRIBUTION UPON DISSOLUTION.
         -----------------------------

                  Upon the dissolution and termination of the Partnership, the General Partner or, if there is none, a representative of the Limited Partners, shall cause the cancellation of the Partnership's Certificate of Limited Partnership, shall liquidate the assets of the Partnership, and shall apply and distribute the proceeds of such liquidation in the following order of priority:

     (a) First, to the payment of the debts and liabilities of the Partnership, and the expenses of liquidation;

                  (b) Second, to the creation of any reserves which the General Partner (or such representatives of the Limited Partners) may deem reasonably necessary for the payment of any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the business and operation of the Partnership; and

                  (c) Third, the balance, if any, shall be distributed to the Partners in accordance with the Partners' positive Capital Account balances after such Capital Accounts are adjusted as provided by
         Article 13, and any other adjustments required by the Final Treasury Regulations under Section 704(b) of the Code. Any general partner with a negative Capital Account following the distribution of liquidation proceeds or the liquidation of its interest must contribute to the Partnership an amount equal to such negative Capital Account on or before the end of the Partnership's taxable year (or, if later, within ninety days after the date of liquidation). Any capital so contributed shall be (i) distributed to those Partners with positive Capital Accounts until such Capital Accounts are reduced to zero, and/or (ii) used to discharge recourse liabilities.

25.      BOOKS OF ACCOUNT, RECORDS AND REPORTS.
         -------------------------------------

                  26.1 Proper and complete records and books of account shall be kept by the General Partner in which shall be entered fully and accurately all transactions and such other matters relating to the Partnership's business as are usually entered into records and books of account maintained by persons engaged in businesses of a like character. The books and records of the Partnership shall be prepared according to the accounting method determined by the General Partner. The Partnership's fiscal year shall be the calendar year. The books and records shall at all times be maintained at the Partnership's Records Office and shall be open to the reasonable inspection and examination of the Partners or their duly authorized representatives during reasonable business hours.

                  26.2 Within ninety (90) days after the end of each Year, the General Partner shall send to each person who was a Limited Partner at any time during such year such tax information, including, without limitation, federal tax Schedule K-1, as shall be reasonably necessary for the preparation by such person of his federal income tax return. The General Partner will also make available to the Limited Partners any other information required by the Act.

                  26.3 The General Partner shall maintain at the Partnership's Records Office copies of the Partnership's original Certificate of Limited Partnership and any certificate of amendment, restated certificate or certificate of cancellation with respect thereto and such other documents as the Act shall require. The General Partner will furnish to any Limited Partner upon request or as otherwise required by law a copy of the Partnership's original Certificate of Limited Partnership and any certificate of amendment, restated certificate, or certificate of cancellation, if any.

                  26.4 The General Partner shall, in its sole discretion, make for the Partnership any and all elections for federal, state and local tax purposes including, without limitation, any election, if permitted by applicable law, to adjust the basis of the Partnership's property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state or local law, in connection with transfers of interests in the Partnership and Partnership Distributions.

                  26.5 The  General  Partner is  designated  as the Tax  Matters
Partner (as defined in Section 6231 of the Code) and to act in any similar capacity under state or local law, and is authorized (at the Partnership's expense): (i) to represent the Partnership and Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the
Partnership or Partners in their capacity as Partners; (ii) to extend the statute of limitations for assessment of tax deficiencies against Partners with respect to adjustments to the Partnership's federal, state or local tax returns;
(iii) to execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters or otherwise affect the rights of the Partnership and Partners; and (iv) to expend Partnership funds for professional services and costs associated therewith. The General Partner is authorized and required to notify the federal, state or local tax authorities of the appointment of a Tax Matters Partner in the manner provided in Treasury Regulations Section 301.6231(a)(7)-1, as modified from time to time. In its capacity as Tax Matters Partner, the General Partner shall oversee the Partnership's tax affairs in the manner which, in its best judgment, is in the interests of the Partners.

26.      NOTICES.
         -------

                  All notices under this Agreement shall be in writing and shall be deemed to have been given when delivered personally, or mailed by certified or registered mail, postage prepaid, return receipt requested. Notices to the General Partner shall be delivered at, or mailed to, its principal office. Notices to the Partnership shall be delivered at, or mailed to, its principal office with a copy to each of its business offices. Notice to a Limited Partner shall be delivered to such Limited Partner, or mailed to the last address furnished by him for such purposes to the General Partner. Limited Partners shall give notice of a change of address to the General Partner in the manner provided in this Article.

27.      AMENDMENTS.
         ----------

                  Subject to the provisions of Article 28, this Agreement is subject to amendment only by written consent of the General Partner and a Majority in Interest of the Limited Partners; provided, however, the consent of the Limited Partners shall not be required if such amendments are ministerial in nature and do not contravene the provisions of Article 29. Further, no Limited Partner consent shall be required to amend Schedule A to reflect the admission of Partners as contemplated by the Offering, any Dilution Offering or as otherwise herein permitted.

28.      LIMITATIONS ON AMENDMENTS.
         -------------------------

                  Notwithstanding the provisions of Article 28, no amendment to this Agreement shall:

                  (a) Enlarge the obligations of any Partner under this Agreement or convert the interest in the Partnership of any Limited Partner into the interest of a general partner or modify the limited liability of any Limited Partner, without the consent of such Partner;

                  (b) Amend the provisions of Article 13, 14, 16 or 25 without the approval of the General Partner and a Majority in Interest of the Limited Partners; provided, however, that the General Partner may at any time amend such Articles without the consent of the Limited Partners in order to permit the Partnership allocations to be sustained for federal income tax purposes, but only if such amendments do not materially affect adversely the rights and obligations of the Limited Partners, in which case such amendments may only be made as provided in this Article 29(b); or

     (c) Amend this Article 29 without the consent of all Partners.

29.      MEETINGS, CONSENTS AND VOTING.
         -----------------------------

                  30.1 A meeting of the Partnership to consider any matter with respect to which the Partners may vote as set forth in this Agreement may be called by the General Partner or by Limited Partners who hold more than twenty-five percent (25%) of the aggregate interests in the Partnership held by all the Limited Partners. Upon receipt of a notice requesting a meeting by such Partner or Partners and stating the purpose of the meeting, the General Partner shall, within ten (10) days thereafter, give notice to the Partners of a meeting of the Partnership to be held at a time and place generally convenient to the Limited Partners on a date not earlier than fifteen (15) days after receipt by the General Partner of the notice requesting a meeting. The notice of the meeting shall set forth the time, date, location and purpose of the meeting.

     30.2 Any consent of a Partner required by this Agreement may be given as follows:

     (a) By a written consent given by the consenting Partner and received by the General Partner at or prior to the doing of the act or thing for which the consent is solicited, or

                  (b) By the affirmative vote by the consenting Partner to the doing of the act or thing for which the consent is solicited at any meeting called pursuant to this Article to consider the doing of such act or thing.

                  30.3 When exercising voting rights expressly granted under the Articles of this Agreement, each Partner shall have that number of votes as is equal to the Percentage Interest of such Partner at the time of the vote, multiplied by 100.

30.      SUBMISSIONS TO THE LIMITED PARTNERS.
         -----------------------------------

                  The General Partner shall give the Limited Partners notice of any proposal or other matter required by any provision of this Agreement or by law to be submitted for consideration and approval of the Limited Partners. Such notice shall include any information required by the relevant provision or by law.

31.      ADDITIONAL DOCUMENTS.
         --------------------

                  Each party hereto agrees to execute and acknowledge all documents and writings which the General Partner may deem necessary or expedient in the creation of this Partnership and the achievement of its purpose.

32.      SURVIVAL OF RIGHTS.
         ------------------

                  Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successor and assigns.

33.      INTERPRETATION AND GOVERNING LAW.
         --------------------------------

                  When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and vise versa; in addition, the masculine gender shall include the feminine and neuter counterparts. The Article headings or titles and the table of contents shall not define, limit, extend or interpret the scope of this Agreement or any particular Article. This Agreement shall be governed and construed in accordance with the laws of the State of Kentucky without giving effect to the conflicts of laws provisions thereof.

34.      SEVERABILITY.
         ------------

                  If any provision, sentence, phrase or word of this Agreement or the application thereof to any person or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision, sentence, phrase, or word to persons or circumstances, other than those as to which it is held invalid, shall not be affected thereby.

35.      AGREEMENT IN COUNTERPARTS.
         -------------------------

                  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Partners to one of such counterpart signature pages; all of such signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

36.      THIRD PARTIES.
         -------------

                  The agreements, covenants and representations contained herein are for the benefit of the parties hereto inter se and are not for the benefit of any third parties including, without limitation, any creditors of the Partnership.

37.      POWER OF ATTORNEY.
         -----------------

                  Each Limited Partner hereby makes, constitutes and appoints Joseph Jenkins, M.D. and Cheryl Williams, severally, with full power of substitution, his true and lawful attorneys-in-fact, for him and in his name, place and stead and for his use and benefit to sign and acknowledge, file and record, any amendments hereto among the Partners for the further purpose of executing and filing on behalf of each Limited Partner, any and all certificates of limited partnership or other documents necessary to constitute the Partnership or to effect the continuation of the Partnership, the admission or withdrawal of a general partner or a limited partner, the qualification of the Partnership in a foreign jurisdiction (or amendment to such qualification), the admission of substitute Limited Partners or the dissolution or termination of the Partnership, provided such continuation, admission, withdrawal, qualification, or dissolution and termination are in accordance with the terms of this Agreement.

                  The foregoing power of attorney is a special power of attorney coupled with an interest, is irrevocable and shall survive the death, legal incapacity, dissolution or bankruptcy of each Limited Partner. It may be exercised by any one of said attorneys by listing all of the Limited Partners executing any instrument over the signature of the attorney-in-fact acting for all of them. The power of attorney shall survive the delivery of an assignment by a Limited Partner of the whole or any portion of his Unit. In those cases in which the assignee of, or the successor to, a Limited Partner owning a Unit has been approved by the Partners for admission to the Partnership as a substitute Limited Partner, the power of attorney shall survive for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.

                  This power of attorney shall not be affected by the subsequent bankruptcy, dissolution, incapacity or mental incompetence of any Limited Partner.

38.      ARBITRATION.
         -----------

                  Except as provided in Articles 15.3 and 15.4 of this Agreement, any dispute arising out of or in connection with this Agreement or the breach thereof shall be decided by arbitration in Louisville, Kentucky in accordance with the then effective commercial arbitration rules of the American Arbitration Association, and judgment thereof may be entered in any court having jurisdiction thereof.

39.      CREDITORS.
         ---------

                  None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have executed this Agreement of Limited Partnership as of the day and year first above written.

                              GENERAL PARTNER:

                              PRIME LITHOTRIPTER OPERATIONS, INC.,
                                 a New York corporation



                                By:      __________________________________
                                         Joseph Jenkins, M.D., President


ATTEST:

_________________________                      [CORPORATE SEAL]
Secretary

                                          INITIAL LIMITED PARTNER:
                                          -----------------------


                                         ---------------------------------------
                                         Joseph Jenkins, M.D.

STATE OF ____________________)
                                            )
COUNTY OF __________________        )

                  On this  _______  day of  ___________,  ____,  before  me, the undersigned Notary Public in and for the County of _______________ in the State of ___________, personally came Joseph Jenkins, M.D., who, being by me duly sworn, said that he is President of Prime Lithotripter Operations, Inc., the sole general partner of Western Kentucky Lithotripters Limited Partnership, that the seal affixed to the foregoing instrument in writing is the corporate seal of the corporation, and that said writing was signed, sworn to, and sealed by him in behalf of said corporation by its authority duly given. And the said Joseph Jenkins, M.D., further certified that the facts set forth in said writing are true and correct, and acknowledged said instrument to be the act and deed of said corporation.

                  WITNESS my hand and notarial seal.

                                    Notary Public

My commission expires:

---------------------------

[SEAL]



STATE OF ________________  )
                                            )
COUNTY OF ______________   )


                  I, _______________________________, a notary public in and for the State and County set forth above, do hereby certify that Joseph Jenkins, M.D. personally appeared before me this _____ day of _________, ____ and acknowledged and swore to the due execution of the foregoing Limited Partnership Agreement in his capacity as the initial limited partner.

                                    Notary Public

My commission expires:

---------------------------

[SEAL]
                           COUNTERPART SIGNATURE PAGE

                  By signing this Counterpart Signature Page, the undersigned acknowledges his or her acceptance of that certain Agreement of Limited Partnership of Western Kentucky Lithotripters Limited Partnership, and his or her intention to be legally bound thereby.

                  Dated this _________ day of ___________________, ____.




                                    Signature

                                    Printed Name

STATE OF _______________   )
                                            )
COUNTY OF _____________    )


                  BEFORE ME, the undersigned Notary Public in and for the State and County set forth above, on the _______ day of __________________, ____, personally appeared ________________________________________, and, being by me first duly sworn, stated that (s)he signed this Counterpart Signature Page for the purpose set forth above and that the statements contained therein are true.

                                    Signature of Notary Public

                                    Printed Name of Notary

My Commission Expires:

---------------------------

[SEAL]

                                   SCHEDULE A

                        Schedule of Partnership Interests

               WESTERN KENTUCKY LITHOTRIPTERS LIMITED PARTNERSHIP

           CONTRIBUTIONS OF CAPITAL TO THE PARTNERSHIP AND PERCENTAGE

                                    INTERESTS

                                Cash                               Percentage

General Partner            Contribution           Guaranty(1)     _Interest_
---------------            ------------           --------         --------

Prime Lithotripter
 Operations, Inc.              $ 49,000              $119,568         20%
1301 Capital of Texas Highway
Suite C-300
Austin, Texas 78746

Limited Partners

William H. Brigance      $ 15,000              $ 35,870.40                  6%
Mukesh B. Desai            10,000                23,913.60                 4%
Hugh Kendrick Dougherty    17,500                41,848.80                 7%
Lyndon S. Goode            25,000                59,784.00                10%
J. Roger Goodwin           10,000                23,913.60                  4%
William H. Klompus          5,000                11,956.80                  2%
Ronald M. Kupper           12,500                29,892.00                  5%
Robert G. Kupper            7,500                17,935.20                  3%
Charles H. McKelvey        20,000                47,827.20                  8%
Prime Lithotripter
 Operations, Inc.          36,000                95,654.40                16%
Charles W. Ransler         10,000                23,913.60                  4%
Jay R. Ross                10,000                23,913.60                  4%
David P. Russell           10,000                23,913.60                  4%
Donald L. Spicer            7,500                17,935.20                  3%

       TOTAL:           $ 245,000              $597,840                  100%
                          ==========            ============              ====

(1) Represents the principal portion of each Partner's guaranty obligation, as each Partner's obligation under the Guaranty includes not only principal, but also (as provided in the Guaranty) accrued and unpaid interest, late payment penalties and all costs incurred by the Bank in collecting any defaulted obligations. The principal amount of the Loan is $597,840.